Q4 AND FY2023 FINANCIAL RESULTS February 13, 2024 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance (including its FY2024 guidance and long-term goals), business plans and objectives, potential growth opportunities, potential market leadership, technological, industry or market trends (including assumptions regarding the 2025 market) and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: current macroeconomic conditions, including but not limited to the impacts of high inflation and the risk of a recession on demand for our products, consumer confidence and financial markets generally; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; the impact of global instability, such as the war between Russia and Ukraine or any conflict between China and Taiwan, and any sanctions or other geopolitical tensions that may result therefrom; the impacts from any pandemic, including any lingering impacts from the COVID-19 pandemic; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; the Company's ability to successfully integrate any companies or assets it may acquire; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; and the other factors described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 filed (once available) with the Securities and Exchange Commission ("SEC") and its subsequent filings with the SEC. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s SEC filings. You may get these SEC documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

Founded in 1994 2,100+ Employees $1.45B 2023 Revenue GAMER and Creator Peripherals GAMING components and Systems Computer Cases Cooling Solutions STREAMING GEAR Keyboards Mice GAMING Headsets PERFORMANCE Controllers COMPLETE SYSTEMS High Performance MEMORY POWER SUPPLY UNITS Gaming furniture CORSAIR AT A GLANCE

ESTABLISHED GLOBAL FOOTPRINT MILPITAS, CA CORSAIR HQ MIAMI, FL ORIGIN PC READING, UK  CORSAIR EUROPE MUNICH, GERMANY  ELGATO TAIPEI  ATLANTA, GA SCUF VIETNAM CHINA  CORSAIR ASIA 200+ Sales & Marketing employees in 38+ countries

MARKET UPDATE

2023 OVERVIEW 2023 was a strong year for PC gaming with new technologies and string of successful game launches New graphics cards have invigorated PC building, while the well-received iCUE Link ecosystem has made building easier Next major growth surge in PC building expected in 2025 with expected launch of a new generation of graphics cards Gaming peripheral market is recovering. Strong Black Friday activity points to a healthy future Expect to drive growth through key product launches and by expanding our customization offerings

EACH GENERATION IS PLAYING MORE GAMES Source: Newzoo. 80% of Gen Z and Millennial Consumers Play Games. August 2021. 81% Gamers Average play time/week 7.20H 77% Gamers Average play time/week 6.50H 60% Gamers Average play time/week 4.25H 42% Gamers Average play time/week 2.30H

SIGNIFICANT WHITE SPACE OPPORTUNITY; THE MAJORITY OF GAMING HARDWARE TAM IS STILL CONSUMED BY A SMALL PERCENTAGE OF GAMERS 1.6B Casual PC Gamers 245M Regular PC Gamers Regular PC Gamers Pre-Built Gaming PC Casual PC Gamers Little Hardware Ownership, Younger Gamer PC Gaming Enthusiasts Self-Built Gaming PC 32M PC Gaming Enthusiasts 50%+ of overall TAM spent in this fast-growing core segment Source: DFC Intelligence (as of Q4’23). Note: Total gamer counts eliminate double counting for gamers playing on multiple platforms.

 2023 HIGHLIGHTS

16.1% QoQ Gamer & Creator Peripherals  Growth OVERALL YOY GROWTH 6% overall net revenue growth for full year 13.6% growth for full year in Components and Systems due to GPU launches and market share gain Market recovery in Peripherals space in Q4’23 allowed 16% growth compared to Q4’22 Gaming Components and Systems Gamer and Creator Peripherals REVENUE BY SEGMENT

ELGATO MARKETPLACE OFF TO STRONG START Within 4 months of launch, 35% of Elgato Stream Deck users joining the Marketplace shows strong desire for new applications and functionality Over 4.5 million downloads since the Marketplace's launch Rapidly growing base of 300+ Makers constantly creating new applications and plugins for sale on Marketplace.

CORSAIR M&A STRATEGY PAVES WAY FOR COMPLETE CUSTOMIZATION Customization center in Taiwan now fully operational:  Customized SCUF products delivered to customers worldwide Enables short runs, partnerships, & one-off units Drop integration enabled further customization: Custom keycaps, keyboards, and desk mats Origin PC manufacturing moving to Atlanta facility to enable further customization options for our customers 100K units of personalized products shipped in 2023, at 10% price premium Leads the way for further customization and personalization across all Corsair product lines

LONG TERM OUTLOOK

KEY DRIVERS FOR LONG TERM GROWTH Leading product launches to drive market share 1 Regional expansion 2 Margin % growth by new feature rich products and strategic M&A 3 Customization and personalization 4 Gaming market growth  The gaming market is growing and resilient – Consumers want to have the latest technologies which enhance their gaming  experiences 5

Mid point 2024 guidance Long term goals* Revenue $1,525M $2.0 - $2.5B+ Gross Margin 27% 30%+ Adjusted EBITDA(1) $115M $220M - $300M+ Adjusted EBITDA %(1) 7.5% 11 – 12% *Long term goals are aspirational and depend on market conditions, product mix and other factors. WHERE WE ARE HEADED (1) Adjusted EBITDA and Adjusted EBITDA % are non-GAAP measures.  We do not provide a reconciliation of forward-looking non-GAAP measures to their comparable GAAP measure.  See the slide titled "Financial Guidance FY2024" for more information

FINANCIAL RESULTS CORSAIR CONFIDENTIAL

Q4 2023 AND FY2023 RESULTS(1) Solid net revenue growth for the year, with European share of total steadily climbing throughout the year reaching 38.6% in Q4’23. This is back at the level we saw prior to the war in Ukraine, while Asia Pacific region was weaker, due to soft consumer demand in China. For the year more than doubled adjusted EBITDA over 2022, turned profitable on a GAAP basis and tripled our EPS on a non-GAAP basis. ($ in millions except EPS and percentages) Q4'22 Q4'23 Y/Y FY'22 FY'23 Y/Y Net Revenue $398.7  $417.3  4.7% $1,375.1  $1,459.9  6.2% Gross Profit $97.9  $102.7  4.9% $296.6  $360.3  21.5% Gross Profit Margin 24.5% 24.6% 10 bps 21.6% 24.7% 310 bps Operating Income (Loss) $13.6  $12.1  -11.1% ($54.8) $9.7  -117.7% Adjusted Operating Income(1) $29.6  $31.8  7.5% $34.6  $85.4  147.0% Net Income (Loss) Attributable to Common Stockholders $12.5  $6.2  -50.2% ($60.9) $3.2  -105.2% Earnings (Loss) per Share (Diluted)  $0.12   $0.06  -50.0%  $(0.63)  $0.03  -104.8% Adjusted Net Income(1) $20.7  $23.2  12.2% $18.4  $58.3  216.0% Adjusted Earnings per Share (Diluted)(1)  $0.20   $0.22  10.0% $0.18   $0.55  205.6% Adjusted EBITDA(1) $32.0  $33.7  5.4% $46.5  $95.1  104.3% (1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

Q4 2023 AND FY2023 SEGMENT RESULTS Gaming Components and Systems Q4’23 and FY23 Results ($ in millions except percentages) Q4'22 Q4'23 Y/Y FY'22 FY'23 Y/Y Net Revenue $280.9 $280.5 -0.2% $937.3 $1,065.0 13.6% % of Total Net Revenue 70.4% 67.2% -320 bps 68.2% 73.0% 480 bps Gross Profit $58.2 $51.8 -11.0% $171.6 $227.3 32.5% Gross Profit Margin 20.7% 18.5% -220 bps 18.3% 21.3% 300 bps Gamer and Creator Peripherals Q4’23 and FY23 Results ($ in millions except percentages) Q4'22 Q4'23 Y/Y FY'22 FY'23 Y/Y Net Revenue $117.8 $136.8 16.1% $437.8 $394.9 -9.8% % of Total Net Revenue 29.6% 32.8% 320 bps 31.8% 27.0% -480 bps Gross Profit $39.7 $50.9 28.3% $125.1 $133.0 6.3% Gross Profit Margin 33.7% 37.2% 350 bps 28.6% 33.7% 510 bps Strong full year growth of 13.6% in the Gaming Components and Systems segment driven by introduction of new GPU platform and new product introductions. Gamer and Creator Peripherals segment showed strong net revenue growth and margin expansion in Q4'23 as the market has turned to growth post-Covid, competitor discounting due to excess inventory has resided and our new products were well received in the market.

GAAP SEGMENT GROSS MARGIN % Q4 at 37.2% for Gamer and Creator Peripherals

ADJUSTED EBITDA RECOVERY(1)  See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

FINANCIAL GUIDANCE FY 2024(1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results. Financial Metrics  2024 Guidance Net Revenues $1.45-1.60 billion Adjusted Operating Income $92-112 million Adjusted EBITDA $105-125 million

DEBT SUMMARY ($ in millions) December 31, 2023 Cash (Excluding restricted cash) $175.6 Term Loan (face value) $199.0 Total Debt $199.0 Net Debt $23.4 Paid off $41 million of debt during 2023, while increasing cash (excluding restricted cash) by $24 million and paying for the acquisition of Drop assets.

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income Reconciliations (Unaudited, in thousands, except percentages)     Three Months Ended December 31,     Three Months Ended September 30,     Three Months Ended December 31,     Years Ended December 31,       2023     2023     2022     2023     2022   Operating Income (loss) - GAAP   $ 12,124     $ (758)   $ 13,640     $ 9,689     $ (54,793) Amortization     9,483       9,507       9,430       38,488       43,354   Stock-based compensation     7,628       7,825       5,281       30,873       22,158   Inventory reserve in excess of normal run rate to address overhang in the channel     —       —       —       —       19,489   Acquisition-related and integration-related costs     1,401       1,386       338       3,561       1,134   Acquisition accounting impact related to recognizing acquired inventory at fair value     561       960       —       1,521       282   Restructuring costs     595       709       628       1,304       2,197   Non-deferred offering costs     —       —       —       —       324   Other     —       —       245       —       441   Adjusted Operating Income - Non-GAAP   $ 31,792     $ 19,629     $ 29,562     $ 85,436     $ 34,586   As a % of net revenue - GAAP     2.9%     -0.2%     3.4%     0.7%     -4.0 % As a % of net revenue - Non-GAAP     7.6%     5.4%     7.4%     5.9%     2.5%

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income and Net Income Per Share Reconciliations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2023	Three Months Ended September 30, 2023	Three Months Ended December 31, 2022	Years Ended December 31, 2023	Years Ended December 31, 2022
Net income (loss) attributable to common stockholders of Corsair Gaming, Inc. [1]	$ 6,223	$ (3,079)	$ 12,503	$ 3,187	$ (60,924)
Less: Change in redemption value of redeemable noncontrolling interest	(758)	—	5,794	5,777	(6,536)
Net income (loss) attributable to Corsair Gaming, Inc.	6,981	(3,079)	6,709	(2,590)	(54,388)
Add: Net income attributable to noncontrolling interest	595	193	409	1,553	442
Net Income (loss) - GAAP	7,576	(2,886)	7,118	(1,037)	(53,946)
Adjustments:					
Amortization	9,483	9,507	9,430	38,488	43,354
Stock-based compensation	7,628	7,825	5,281	30,873	22,158
Inventory reserve in excess of normal run rate to address overhang in the channel	—	—	—	—	19,489
Acquisition-related and integration-related costs	1,401	1,386	338	3,561	1,134
Acquisition accounting impact related to recognizing acquired inventory at fair value	561	960	—	1,521	282
Restructuring costs	595	709	628	1,304	2,197
Asset impairment charge	—	—	1,000	—	1,000
Non-deferred offering costs	—	—	—	—	324
Other	—	—	245	—	441
Non-GAAP income tax adjustment	(4,052)	(4,137)	(3,369)	(16,404)	(17,984)
Adjusted Net Income - Non-GAAP	$ 23,192	$ 13,364	$ 20,671	$ 58,306	$ 18,449
Diluted net income (loss) per share:					
GAAP	$ 0.06	$ (0.03)	$ 0.12	$ 0.03	$ (0.63)
Adjusted, Non-GAAP	$ 0.22	$ 0.13	$ 0.20	$ 0.55	$ 0.18
Weighted average common shares outstanding - Diluted:					
GAAP	106,220	102,863	102,340	106,276	96,280
Adjusted, Non-GAAP	106,220	106,532	102,340	106,276	100,557

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31, 2023	Three Months Ended September 30, 2023	Three Months Ended December 31, 2022	Years Ended December 31, 2023	Years Ended December 31, 2022
Net Income (loss) - GAAP	$ 7,576	$ (2,886)	$ 7,118	$ (1,037)	$ (53,946)
Amortization	9,483	9,507	9,430	38,488	43,354
Stock-based compensation	7,628	7,825	5,281	30,873	22,158
Depreciation	3,194	3,083	3,033	12,210	10,728
Interest expense, net of interest income	2,706	2,529	3,497	10,581	9,186
Inventory reserve in excess of normal run rate to address overhang in the channel	—	—	—	—	19,489
Acquisition-related and integration-related costs	1,401	1,386	338	3,561	1,134
Acquisition accounting impact related to recognizing acquired inventory at fair value	561	960	—	1,521	282
Restructuring costs	595	709	628	1,304	2,197
Asset impairment charge	—	—	1,000	—	1,000
Non-deferred offering costs	—	—	—	—	324
Other	—	—	245	—	441
Tax expense (benefit)	581	(97)	1,442	(2,442)	(9,820)
Adjusted EBITDA - Non-GAAP	$ 33,725	$ 23,016	$ 32,012	$ 95,059	$ 46,527
Adjusted EBITDA margin - Non-GAAP	*8.1%*	*6.3%*	*8.0%*	*6.5%*	*3.4%*